Exhibit 10.05.1.1

ADDENDUM TO THE RIGHTS SUBORDINATION AGREEMENT

This Addendum to the Rights Subordination Agreement (the “Addendum”) is made and entered into by and between:

•	ODEBRECHT LATINVEST PERU DUCTOS, S.A., a corporation duly organized and validly existing under the laws of Peru, identified by Taxpayer ID Number (RUC) 20513396571, with principal place of business for the purposes hereof at Av. Víctor Andrés Belaunde 280, Oficina 501, district of San Isidro, province and department of Lima, acting by and through Jorge Henrique SIMOES BARATA, holder of Foreign Resident Card (CE) 000317457, and Diana Elizabeth ORTIZ MENDOZA, holder of National Identity Card (DNI) 03658529, as per powers of attorney recorded on Electronic Entry 11893941 of the Registry of Companies of the Lima and Callao Registration Office (“OLPD”);

•	ODEBRECHT S.A., a corporation duly organized and validly existing under the laws of Brazil, with principal place of business for the purposes hereof at Avenida Luis Viana 2841, Edificio Odebrecht, Paralela, Salvador, Bahía, acting by and through the signatories identified in the signature pages at the end of this instrument (“ODB”);

•	ENAGÁS, S.A., a corporation duly organized and validly existing under the laws of Spain, with principal place of business for the purposes hereof at Av. Santo Toribio 173 (Torre Real 8), district of San Isidro, province and department of Lima, acting by and through David SAN FRUTOS TOMÉ, holder of Foreign Resident Card (CE) 001143118, as per powers of attorney recorded on Entry 13265833 of the Registry of Companies of the Lima Registration Office (“Enagás”);

•	GRAÑA Y MONTERO S.A.A., a corporation duly organized and validly existing under the laws of Peru, with principal place of business for the purposes hereof at Av. Paseo de la República No. 4675, district of Surquillo, province and department of Lima, acting by and through Mónica María MILOSLAVICH HART, holder of National Identity Card (DNI) 10545024, and Hernando Alejandro GRAÑA ACUÑA, holder of National Identity Card (DNI) 07806723, as per powers of attorney recorded on Electronic Entry 11028652 of the Registry of Companies of the Lima and Callao Registration Office (“G&M”);

•	GyM S.A., a corporation duly organized and validly existing under the laws of Peru, with principal place of business for the purposes hereof at Av. Paseo de la República No. 4675, district of Surquillo, province and department of Lima, acting by and through Mónica María MILOSLAVICH HART, holder of National Identity Card (DNI) 10545024, and Hernando Alejandro GRAÑA ACUÑA, holder of National Identity Card (DNI) 07806723, as per powers of attorney recorded on Electronic Entry 11006796 of the Registry of Companies of the Lima and Callao Registration Office (“GyM”);

•	NEGOCIOS DE GAS S.A., a corporation duly organized and validly existing under the laws of Peru, with principal place of business for the purposes hereof at Av. Paseo de la República No. 4675, district of Surquillo, province and department of Lima, acting by and through Mónica María MILOSLAVICH HART, holder of National Identity Card (DNI) 10545024, and Hernando Alejandro GRAÑA ACUÑA, holder of National Identity Card (DNI) 07806723, as per powers of attorney recorded on Electronic Entry 13493968 of the Registry of Companies of the Lima Registration Office (“NG”);

•	INVERSIONES EN INFRAESTRUCTURA DE TRANSPORTE POR DUCTOS S.A.C., a corporation duly organized and validly existing under the laws of Peru, with principal place of business for the purposes hereof at Av. Víctor Andrés Belaunde 280, oficina 501, district of San Isidro, province and department of Lima, acting by and through Jorge Henrique SIMOES BARATA, holder of Foreign Resident Card (CE) 000317457, and Diana Elizabeth ORTIZ MENDOZA, holder of National Identity Card (DNI) 03658529, as per powers of attorney recorded on Electronic Entry 12866524 of the Registry of Companies of the Lima and Callao Registration Office (“IITD”);

•	GASODUCTO SUR PERUANO S.A., a corporation duly organized and validly existing under the laws of Peru, identified by Taxpayer ID Number (RUC) 20563236354, with principal place of business for the purposes hereof at Av. Víctor Andrés Belaunde 280, Piso 2, Oficina 501, San Isidro, Lima, acting by and through Marcio Luiz PEREZ RIBEIRO, holder of Foreign Resident Card (CE) 001259266, and Luiz Cesar LINDGREN COSTA, holder of Foreign Resident Card (CE) 001034491, as per powers of attorney granted by minutes of the Board of Directors’ Meeting held on April 6, 2016 (“GSP” and, together with OLPD, ODB, Enagás, G&M, IITD and NG, the “Original Parties”).

•	ODEBRECHT PERÚ INGENIERÍA Y CONSTRUCCIÓN S.A.C., a corporation duly organized and validly existing under the laws of Peru, with principal place of business for the purposes hereof at Av. Víctor Andrés Belaunde 280, Oficina 302, district of San Isidro, province and department of Lima, acting by and through Carlos Antonio RODRIGUES DO NASCIMENTO, holder of Foreign Resident Card (CE) 001088302, and Roberto Fabián RODRÍGUEZ, holder of Foreign Resident Card (CE) 001220452, as per powers of attorney granted by minutes of the Board of Directors’ Meeting held on June 22, 2016 and currently in the process of being registered (“OPIC”);

•	CONSTRUCTORA NORBERTO ODEBRECHT S.A., SUCURSAL DEL PERÚ, a branch of a foreign corporation duly established and validly existing under the laws of Peru, with principal place of business for the purposes hereof at Av. Víctor Andrés Belaunde 280, Oficina 302, district of San Isidro, province and department of Lima, acting by and through Carlos Antonio RODRIGUES DO NASCIMENTO, holder of Foreign Resident Card (CE) 001088302, and Carlos Augusto CAMPOS DOS REIS, holder of Foreign Resident Card (CE) 001160863, as per powers of attorney granted by minutes of the Board of Directors’ Meeting held on June 22, 2016 and currently in the process of being registered (“CNO” and, together with OPIC and the Original Parties, the “Parties”);

The Parties enter into this Addendum under the following terms and conditions:

SECTION ONE: RECITALS

1.1	On April 29, 2016, the Original Parties executed the Rights Subordination Agreement in order to regulate the exercise of certain collection rights held or that could be held by the Original Parties or their related entities against GSP (the “Agreement”). The initial-capitalized terms contained but not defined in this Addendum shall have the meaning ascribed to such terms in the Agreement.

1.2	On June 8, 2016, the Guarantors, the Administrative Agent and the Lenders executed the Waiver and Amendment Agreement (the “Waiver”), whereby they amended, among other things, the Standstill and Amendment Agreement and the Loan Agreement.

1.3	In compliance with the provisions of the Standstill and Amendment Agreement, as amended by the Waiver, CNO and OPIC has entered into on the date hereof a Trust Agreement with La Fiduciaria S.A., as trustee, and the Administrative Agent, with the participation of GyM and GSP (the “CNO-OPIC Trust Agreement”), in order to guarantee the obligations derived from the Corporate Guarantees furnished by OLPD and ODB.

SECTION TWO: PURPOSE

By virtue of this Addendum:

2.1	The Parties agree that, for all purposes of the Agreement, the CNO-OPIC Trust Agreement shall be considered as an Additional Guarantee. OPIC and CNO express their consent to such treatment.

2.2	CNO, OPIC and GyM become parties to the Agreement; express their agreement with the terms and conditions thereof; and agree to be fully bound by such terms and conditions in their capacity as grantors of the Additional Guarantees and potential creditors of GSP as a result of the enforcement of such Additional Guarantees (thus assuming, among other obligations established in the Agreement, the obligations set forth in Section Two of the Agreement). Without limiting the foregoing, and as established in subsection 2.6 of the Agreement, CNO, OPIC and GyM agree that, in the event that any of them fails to comply with the provisions of the Agreement and the Addendum, GSP shall be entitled to declare that the obligations referred to in the Agreement and the Addendum have been waived in accordance with Section 1295 of the Civil Code.

2.3	The Parties amend Section Two, subsection 2.5 of the Agreement in the following terms:

“The Guarantors that honor their payment obligations to the Lenders under the Guarantee Agreements in a partial or delayed manner, or as a result of the enforcement of Additional Guarantees, shall only be entitled to demand and receive from GSP the payment of up to the full amount of their credit rights against GSP, either directly or through other companies making up their economic group, provided that GSP honored in full the payments mentioned in subsection 2.4, items a) to c) above and there is no outstanding debt owed under the Credit Agreement or to long-term financial creditors.”

2.4	The Parties agree to amend Section Four of the Agreement in order to include the following information for notices:

• If to CNO	Attention: Carlos Antonio Rodrigues Do Nascimento /
Roberto Fabián Rodríguez

Address: Av. Víctor Andrés Belaunde No. 280,
Oficina 302, San Isidro, Lima
Email: carlosnascimento@odebrecht.com
rfrodriguez@odebrecht.com

• If to OPIC	Attention: Carlos Antonio Rodrigues Do Nascimento /
Roberto Fabián Rodríguez

Address: Av. Víctor Andrés Belaunde No. 280,
Oficina 302, San Isidro, Lima
Email: carlosnascimento@odebrecht.com
rfrodriguez@odebrecht.com

• If to GyM	Attention: Renato Eduardo Rojas Balta /
Mónica María Miloslavich Hart

Address: Av. Paseo de la República No. 4675,
district of Surquillo, province and department of Lima
Email: rrojas@ gym.com.pe /
mmiloslavich@gym.com.pe

SECTION THREE: TERM OF THE AGREEMENT

The Agreement shall remain in full force and unchanged, except for those provisions that have been amended by the Addendum.

[signature pages follow]

IN WITNESS WHEREOF, this Addendum has been signed in ten (10) counterparts in the city of Lima, this 24th day of June, 2016.

On behalf of ODEBRECHT LATINVEST PERU DUCTOS, S.A.

- /s/ Jorge Henrique Simoes Barata

- /s/ Diana Elizabeth Ortiz Mendoza

[Signature Page of the Addendum to the Rights Subordination Agreement]

On behalf of ENAGÁS S.A.:

- /s/ David San Frutos Tomé

On behalf of ODEBRECHT S.A.:

- /s/ Mauro Motta Figueira

- /s/ Daniel Bezerra Villar

On behalf of GRAÑA Y MONTERO S.A.A.:

- /s/ Hernando Alejandro Graña Acuña

- /s/ Mónica María Miloslavich Hart

On behalf of GyM S.A.:

- /s/ Hernando Alejandro Graña Acuña

- /s/ Mónica María Miloslavich Hart

On behalf of NEGOCIOS DE GAS S.A.:

- /s/ Hernando Alejandro Graña Acuña

- /s/ Mónica María Miloslavich Hart

On behalf of GASODUCTO SUR PERUANO S.A.:

- /s/ Marcio Luiz Perez Ribeiro

- /s/ Luiz Cesar Lindgren Costa

On behalf of INVERSIONES EN INFRAESTRUCTURA DE TRANSPORTE POR DUCTOS S.A.C.:

- /s/ Jorge Henrique Simoes Barata

- /s/ Diana Elizabeth Ortiz Mendoza

[Signature Page of the Addendum to the Rights Subordination Agreement]

On behalf of ODEBRECHT PERÚ INGENIERÍA Y CONSTRUCCIÓN, S.A.C.:

- /s/ Carlos Antonio Rodrigues do Nascimento

- /s/ Roberto Fabián Rodríguez

On behalf of CONSTRUCTORA NORBERTO ODEBRECHT S.A., SUCURSAL DEL PERÚ:

- /s/ Carlos Antonio Rodrigues do Nascimento

- /s/ Carlos Augusto Campos dos Reis